EXHIBIT 10.3

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                    PURCHASER

                         NOMURA CREDIT & CAPITAL, INC.,

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of March 1, 2007

                            Fixed Rate Mortgage Loans

                                Series 2007-LDP10

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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of March 1, 2007, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and Nomura Credit & Capital, Inc., as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of March 1, 2007 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Midland Loan Services, Inc. and Wachovia Bank, National Association, as master servicers (each, a "Master Servicer"), J.E. Robert Company, Inc., as special servicer (the "Special Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee") and LaSalle Bank National Association, as co-trustee (the "Co-Trustee"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and the Seller) all of its right, title, and interest in and to the Mortgage Loans including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-1S, Class A-2, Class A-2S, Class A-2SFL, Class A-3, Class A-3S, Class A-1A, Class X, Class A-M, Class A-MS, Class A-J, Class A-JFL, Class A-JS, Class B-S, Class C-S and Class D-S Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement dated March 26, 2007 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class B, Class C, Class D, Class E, Class E-S, Class F, Class F-S, Class G, Class G-S, Class H, Class H-S, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates (the "Private Certificates") to JPMSI and UBS Securities LLC, the initial purchasers (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement dated March 26, 2007 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI for itself and as representative of the initial purchasers identified therein.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction in immediately available funds the sum of $1,265,015,257.72 (which amount is inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the applicable Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, the Seller agrees to deliver or cause to be delivered to the applicable Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of the Seller or its affiliates, or credit underwriting or other analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Trustee as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the applicable Master Servicer has exercised all remedies available under the applicable Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the applicable Master Servicer shall give the Seller notice of such failure and the amount of such Transfer Modification costs and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the applicable Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the applicable Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Trustee (in care of the applicable Master Servicer) for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any Mortgage Loan is transferred to the Trustee (in care of the applicable Master Servicer), the Seller will cooperate with the reasonable requests of the applicable Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of March 26, 2007 between the Purchaser and the Seller (the "Indemnification Agreement"); and

            (d) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan related to a Serviced Whole Loan or any Serviced Securitized Companion Loan that is deposited into an Other Securitization or a Regulation AB Companion Loan Securitization, the depositor in such Other Securitization or Regulation AB Companion Loan Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name (only with respect to disclosure related to Items 1117 or 1119 of Regulation AB) on Schedule X and Schedule Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

            (i) it is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (ii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iii) it has the power to execute, deliver and perform this Agreement;

            (iv) it is legally authorized to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

            (v) the execution, delivery and performance of this Agreement by the Seller have been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

            (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

            (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

            (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

            (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer); and

            (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

            (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

            (iii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

            (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

            (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

            (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

            (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

            (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, any Master Servicer, the Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the applicable Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Rating Agencies, the applicable Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by the Seller of such costs and expenses without respect to the materiality of such breach.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affect the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian within 18 months after the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Trustee shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Trustee shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that removes the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan that remains in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the last sentence of the second paragraph of Section 6(e)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's certificate of incorporation and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

            (ii) an original or copy of a certificate of good standing of the Seller issued by the Secretary of the State of Delaware dated not earlier than sixty days prior to the Closing Date;

            (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a corporation, duly organized, validly
            existing and in good standing under the laws of the State of Delaware;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's articles of association or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

            (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including (without duplication thereof), but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans and other mortgage loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement;
(iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, other mortgage loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and Term Sheet (as defined in the Indemnification Agreement), or items similar to the Term Sheet, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834-6593 with a copy to Bianca Russo, fax number
(212) 834-6593, (ii) in the case of the Seller, Nomura Credit & Capital, Inc., 2 World Financial Center, Building B, New York, New York 10281-1198, Attention: N. Dante LaRocca, fax number: (646) 587-9804 and (iii) in the case of any of the preceding parties, such other address or fax number as may hereafter be furnished to the other party in writing by such party.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. Except as set forth in Section 6 herein, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                 * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP., as Purchaser

                                       By: /s/ Dennis Schuh
                                          --------------------------------------
                                          Name: Dennis Schuh
                                          Title: Executive Director

                                       NOMURA CREDIT & CAPITAL, INC., as
                                          Seller

                                       By: /s/ N. Dante LaRocca
                                          --------------------------------------
                                          Name: N. Dante LaRocca
                                          Title: Managing Director

                                  EXHIBIT A

                            MORTGAGE LOAN SCHEDULE

 Loan #   Loan Seller
 ------   -----------
    1      NCCI
   24      NCCI
   26      NCCI
   30      NCCI
   33      NCCI
   34      NCCI
   35      NCCI
   36      NCCI
   37      NCCI
   38      NCCI
   39      NCCI
   40      NCCI
   41      NCCI
   42      NCCI
   43      NCCI
   50      NCCI
   53      NCCI
  53.01    NCCI
  53.02    NCCI
  53.03    NCCI
  53.04    NCCI
  53.05    NCCI
  53.06    NCCI
  53.07    NCCI
  53.08    NCCI
   63      NCCI
   64      NCCI
   67      NCCI
   68      NCCI
   69      NCCI
   72      NCCI
   79      NCCI
   81      NCCI
   83      NCCI
   84      NCCI
   89      NCCI
   90      NCCI
   91      NCCI
   95      NCCI
   96      NCCI
   99      NCCI
   101     NCCI
   107     NCCI
   108     NCCI
   110     NCCI
   111     NCCI
   113     NCCI
   125     NCCI
   131     NCCI
   132     NCCI
   138     NCCI
   140     NCCI
   143     NCCI
   147     NCCI
   148     NCCI
   152     NCCI
   153     NCCI
   154     NCCI
   163     NCCI
   167     NCCI
   169     NCCI
   179     NCCI
   191     NCCI
   195     NCCI
   202     NCCI
   209     NCCI
   219     NCCI
   221     NCCI
   222     NCCI

 Loan #      Mortgagor Name
 ------      --------------
    1        Coconut Point Town Center, LLC
   24        WALF, LLC
   26        Davies Pacific, LLC
   30        Jefferson at Pelican Point, L.P.
   33        26030 E. Baseline Street, Inc.
   34        North Pointe Apts., Inc.
   35        Boardwalk Apts., Inc.
   36        4355 S. Jones Blvd., Inc.
   37        334 S. Westlake Avenue, Inc.
   38        2016 Riverside Drive, Inc.
   39        Mountainview Apts., Inc.
   40        4575 Little Mountain Drive, Inc.
   41        1129 E Central Avenue, Inc.
   42        6851 Sepulveda Blvd., Inc.
   43        The Victorian Apartments, Inc.
   50        Rubicon Investments II, LLC
   53        Trophy Properties IV B8A, LLC
  53.01      1155 Jones Street
  53.02      940-942 Hayes Street
  53.03      755-757 Green Street
  53.04      815 O'Farrell Street
  53.05      1085 South Van Ness Avenue
  53.06      720 Jones Street
  53.07      626 Powell Street
  53.08      1705 Octavia Street
   63        MG Pinnacle Heights Apartments LLC
   64        Addison Associates, LLC
   67        Ruffin/Azar Huntsville Hotel, LLC
   68        Daves New National, LLC and New National, LLC
   69        Shea and Tatum Associates Limited Partnership
   72        Worthington Meadows Columbus Associates, L.L.C.
   79        Hampton Apts., Inc.
   81        Kapolei Marketplace, LLC and Kapolei-57, LLC
   83        The Pointe at Raiders Campus 22 LLC, The Pointe at Raiders Campus 21 LLC, The Pointe at Raiders Campus 24 LLC, The
             Pointe at Raiders Campus 13 LLC, The Pointe at Raiders Campus 15 LLC, The Pointe at Raiders Campus 16 LLC, The Pointe
             at Raiders Campus 17 LLC, The Pointe at Raiders Campus 18 LLC, The Pointe at Raiders Campus 19 LLC
   84        Doheny V LLC, Brahms Sierra LLC
   89        PCCP CS LANDCO Tanque Verde, LLC
   90        Inland Riverwoods, L.L.C.
   91        W Hemet Holdings LLC
   95        A-S Northwest Crossing Acquisition LLC
   96        455 Associates L.L.C.
   99        Ashton Oaks Limited Partnership
   101       MG Colonia Del Rio Apartments LLC
   107       Hickory Ridge Lake Apartments LLC
   108       Sagebrush Stonegate Apartments, LLC, Chavis Stonegate Apartments, LLC, R. Costanzo Stonegate Apartments, LLC, C.
             Costanzo Apartments, LLC, Davis Stonegate Apartments, LLC, Defeyter Stonegate Apartments, LLC, Flaherty Stonegate
             Apartments, LLC, Frisbie Stonegate Apartments, LLC, Kaus Stonegate Apartments, LLC, LIU Stonegate Apartments, LLC,
             McLennan Stonegate Apartments, LLC, Ratzlaf Stonegate Apartments, LLC, Shimoda Stonegate Apartments, LLC, McDaniel
             Stonegate Apartments, LLC, Goebel Stonegate Apartments, LLC, Mullen Stonegate Apartments, LLC, Ebbole Stonegate
             Apartments, LLC, Encanto Stonegate Apartments, LLC, Geerdes Stonegate Apartments, LLC
   110       MG Hacienda Del Rio Apartments LLC
   111       GWR-B Tempe, LLC
   113       One South King, LLC and South King LH, LLC
   125       MB Rockford State, L.L.C.
   131       DIWA, L.L.C.
   132       ISIP, L.L.C.
   138       CP Vineyard Center ONT LLC
   140       Sierra Mobile Estates, LLC and De Baun-Sierra, LLC
   143       Santiago Mobilehome Estates, LLC
   147       Perry Grove Park Apartments, Ltd.
   148       Parkside Village LLC
   152       TLG Springcreek Apartments, LLC, TLG Springcreek Apartments 2, LLC, TLG Springcreek Apartments 3, LLC, TLG Springcreek
             Apartments 4, LLC, TLG Springcreek Apartments 5, LLC, TLG Springcreek Apartments 6, LLC, TLG Springcreek Apartments 7,
             LLC, TLG Springcreek Apartments 8, LLC, TLG Springcreek Apartments 9, LLC, TLG Springcreek Apartments 10, LLC, TLG
             Springcreek Apartments 11, LLC
   153       CP Simi Shops SV LLC
   154       Wine Valley Inn, LLC
   163       Olde Towne Village LLC
   167       Netcom Hospitality LLC
   169       Prado 825 Pine, LLC
   179       8633 California LLC
   191       Cedar Ridge Apartments LLC
   195       Evergreen Court LLC
   202       Paradise Park Co-op, Inc.
   209       1001 Jefferson, LLC
   219       Skylark MHP, L.P., Rancho San Manuel Limited Partnership
   221       HFLP III/ Corona, LLC
   222       Shri Krishna, Inc.

 Loan #     Property Address                                   City                State       Zip Code         County
 ------     ----------------                                   ----                -----       --------         ------
    1       NEQ US 41 and Coconut Road                         Estero                FL         33928           Lee
   24       23600 - 23760 El Toro Road                         Lake Forest           CA         92630           Orange
   26       841 Bishop Street                                  Honolulu              HI         96813           Honolulu
   30       760 South Hill Road                                Ventura               CA         93003           Ventura
   33       26030 East Baseline Street                         San Bernardino        CA         92410           San Bernardino
   34       5829 Montgomery Street                             Riverside             CA         92503           Riverside
   35       7270 8th Street                                    Buena Park            CA         90621           Orange
   36       4355 South Jones Boulevard                         Las Vegas             NV         89103           Clark
   37       334 South Westlake Avenue                          Los Angeles           CA         90057           Los Angeles
   38       2016 Riverside Drive                               Los Angeles           CA         90039           Los Angeles
   39       1100 East Whittier Avenue                          Hemet                 CA         92543           Riverside
   40       4575 Little Mountain Drive                         San Bernardino        CA         92407           San Bernardino
   41       1129 East Central Avenue                           Redlands              CA         92374           San Bernardino
   42       6851 Sepulveda Boulevard                           Van Nuys              CA         91405           Los Angeles
   43       3435 Webb Chapel Extension                         Dallas                TX         75220           Dallas
   50       6800 West 115th Street                             Overland Park         KS         66211           Johnson
   53       Various                                            San Francisco         CA        Various          San Francisco
  53.01     San Francisco                                      CA                  94109    San Francisco       1155 Jones
  53.02     San Francisco                                      CA                  94117    San Francisco       940 Hayes
  53.03     San Francisco                                      CA                  94133    San Francisco       755 Green
  53.04     San Francisco                                      CA                  94109    San Francisco       815 O'Farrell
  53.05     San Francisco                                      CA                  94110    San Francisco       1085 South Van Ness
  53.06     San Francisco                                      CA                  94109    San Francisco       720 Jones
  53.07     San Francisco                                      CA                  94108    San Francisco       626 Powell
  53.08     San Francisco                                      CA                  94109    San Francisco       1705 Octavia
   63       7990 East Snyder Road                              Tucson                AZ         85750           Pima
   64       11401 Old Nuckols Road                             Glen Allen            VA         23059           Henrico
   67       5 Tranquility Base                                 Huntsville            AL         35805           Madison
   68       1677 Collins Avenue                                Miami Beach           FL         33139           Miami-Dade
   69       Northeast corner of East Shea Boulevard
            and North Tatum Boulevard                          Phoenix               AZ         85028           Maricopa
   72       699 Wellingshire Boulevard                         Worthington           OH         43085           Franklin
   79       3070 South Nellis Boulevard                        Las Vegas             NV         89121           Clark
   81       590 Farrington Highway                             Kapolei               HI         96707           Honolulu
   83       2315 Tennessee Boulevard                           Murfreesboro          TN         37130           Rutherford
   84       452 Old Mammoth Road                               Mammoth Lakes         CA         93546           Mono
   89       7671 East Tanque Verde Road                        Tuscon                AZ         85715           Pima
   90       N17 W24300 Riverwood Drive                         Pewaukee              WI         53188           Waukesha
   91       2701-2897 West Florida Avenue                      Hemet                 CA         92545           Riverside
   95       13333 Northwest Freeway                            Houston               TX         77040           Harris
   96       455 West Fort Street                               Detroit               MI         48226           Wayne
   99       2030 Northcliffe Drive                             Winston-Salem         NC         27106           Forsyth
   101      4601 North Via Entrada                             Tucson                AZ         85718           Pima
   107      1718 West 55th Avenue                              Merrillville          IN         46410           Lake
   108      700 Rock Quarry Road                               Stockbridge           GA         30281           Henry
   110      4545 North Via Entrada                             Tucson                AZ         85718           Pima
   111      4415 South Wendler Drive                           Tempe                 AZ         85282           Maricopa
   113      33 South King Street                               Honolulu              HI         96813           Honolulu
   125      6260-6380 East State Street                        Rockford              IL         61108           Winnebago
   131      2555 Twin Oaks Court                               Decatur               IL         62526           Macon
   132      3155 Beth Boulevard                                Decatur               IL         62526           Macon
   138      1610-1680 East 4th Street                          Ontario               CA         91764           San Bernardino
   140      17333 & 17225 Valley Boulevard                     Fontana               CA         92335           San Bernardino
   143      4650 East Carey Avenue                             Las Vegas             NV         89115           Clark
   147      8915 Rosedale Highway                              Bakersfield           CA         93312           Kern
   148      101 Brookside Drive and 1-63 Candlelight Lane      Dover                 OH         44622           Tuscarawas
   152      6407 Springdale Road                               Austin                TX         78723           Travis
   153      1931-2941 Cochran Street                           Simi Valley           CA         93065           Ventura
   154      1564 Copenhagen Drive                              Solvang               CA         93463           Santa Barbara
   163      790 Irving Drive                                   Clarksville           IN         47129           Clark
   167      3710 Hillsborough Road                             Durham                NC         27705           Durham
   169      825 - 835 Pine Street                              San Francisco         CA         94108           San Francisco
   179      8633 California Avenue                             South Gate            CA         90280           Los Angeles
   191      2313 Grantline Road                                New Albany            IN         47150           Floyd
   195      813 Eastern Boulevard                              Clarksville           IN         47129           Clark
   202      7111 142nd Avenue North                            Largo                 FL         33771           Pinellas
   209      1001 Jefferson Avenue                              Washington            PA         15301           Washington
   219      9113 Rosecrans Avenue                              Bellflower            CA         90706           Los Angeles
   221      110 Washburn Circle                                Corona                CA         92882           Riverside
   222      2316 Hanover Drive                                 Monroe                NC         28110           Union

 Loan #      Property Name                               Size        Measure        Interest Rate (%)     Net Mortgage Interest Rate
 ------      -------------                               ----        -------        -----------------     --------------------------
    1        Coconut Point                                 834859     Square Feet             5.83000                        5.80961
   24        The Orchard at Saddleback                     278461     Square Feet             6.53200                        6.51161
   26        Davies Pacific Center                         355802     Square Feet             5.86000                        5.83961
   30        Pelican Point                                   411         Units                6.58000                        6.55961
   33        Sierra Springs                                  220         Units                5.59000                        5.56961
   34        North Pointe - Riverside                        140         Units                5.59000                        5.56961
   35        Boardwalk / Park Place                          100         Units                5.59000                        5.56961
   36        Crosswinds                                      64          Units                5.64000                        5.61961
   37        West View (West Lake)                           57          Units                5.59000                        5.56961
   38        2016 Riverside Office                          30748     Square Feet             5.59000                        5.56961
   39        Mountain View Townhouse                         56          Units                5.59000                        5.56961
   40        Mountain Gate                                   44          Units                5.59000                        5.56961
   41        Central Park                                    40          Units                5.64000                        5.61961
   42        Sherman Pointe                                  36          Units                5.59000                        5.56961
   43        The Victorian                                   127         Units                5.59000                        5.56961
   50        Overland Park Trade Center                    651648     Square Feet             5.90000                        5.87961
   53        Lembi Multifamily Portfolio                     291         Units                5.99000                        5.96961
  53.01      60                                             Units        00006                5.99000                 16738596.49123
  53.02      40                                             Units        00006                5.99000                  5854385.96491
  53.03      30                                             Units        00006                5.99000                  4836052.63158
  53.04      42                                             Units        00006                5.99000                  4836052.63158
  53.05      30                                             Units        00006                5.99000                  4695877.19298
  53.06      43                                             Units        00006                5.99000                  4349561.40351
  53.07      34                                             Units        00006                5.99000                  4122807.01754
  53.08      12                                             Units        00006                5.99000                  1566666.66667
   63        Pinnacle Heights                                310         Units                5.94000                        5.86961
   64        Addison at Wyndham                              312         Units                5.75000                        5.72961
   67        Marriott Hotel Huntsville AL                    290         Rooms                5.86000                        5.83961
   68        National Hotel                                  151         Rooms                6.03000                        6.00961
   69        Paradise Village Gateway                      294820     Square Feet             5.38500                        5.36461
   72        Worthington Meadows                             528         Units                5.86000                        5.83961
   79        The Hamptons                                    492         Units                5.59000                        5.56961
   81        The Marketplace at Kapolei                     64106     Square Feet             6.00000                        5.96461
   83        College Suites-Murfreesboro TN                  216         Units                5.79000                        5.76961
   84        Sierra Center Mammoth Lakes                    75529     Square Feet             6.25000                        6.22961
   89        Tanque Verde Apartments                         428         Units                6.86700                        6.84661
   90        AT&T Pewaukee                                 176960     Square Feet             5.94000                        5.91961
   91        Hemet Village                                  87986     Square Feet             5.53000                        5.50961
   95        Northwest Crossing                            112023     Square Feet             6.09000                        6.01961
   96        455 West Fort Street                          120000     Square Feet              6.18000                       6.11961
   99        Ashton Oaks Apartments                          288         Units                 6.10000                       6.07961
   101       Colonia Del Rio                                 176         Units                5.94000                        5.86961
   107       Hickory Ridge                                   395         Units                6.24000                        6.21961
   108       Stonegate at Eagle's Landing                    167         Units                5.67000                        5.64961
   110       Hacienda Del Rio                                248         Units                5.94000                        5.86961
   111       Corporate Fountains                           110769     Square Feet              6.16300                       6.14261
   113       One South King                                 82829     Square Feet             5.64000                        5.61961
   125       State Street Market                           193657     Square Feet             5.62300                        5.60261
   131       Twin Oaks Apartments                            202         Units                 5.71000                       5.68961
   132       Beth Boulevard Apartments                       122         Units                 5.71000                       5.68961
   138       Vineyard Freeway Center                        49008     Square Feet             5.69000                        5.66961
   140       Sierra Mobile Estates                           214          Pads                5.92000                        5.89961
   143       Santiago MHP                                    185          Pads                6.49000                        6.46961
   147       Ashley Furniture Retail Center - Bakersfield   40347     Square Feet             5.86000                        5.83961
   148       Heritage Village & Parkside Apartments          150         Units                5.84000                        5.81961
   152       Spring Creek Apartments (Austin)                204         Units                5.66000                        5.63961
   153       Target Center Shops                            22812     Square Feet             6.05000                        6.02961
   154       Wine Valley Inn                                 63          Rooms                6.38000                        6.35961
   163       Olde Towne                                      156         Units                5.84000                        5.81961
   167       Quality Inn & Suites - Durham                   115         Rooms                 6.16000                       6.13961
   169       Pierre Suites                                   32          Units                 6.18000                       6.09961
   179       California Senior Plaza                         69          Units                6.22000                        6.15961
   191       Cedar Ridge                                     112         Units                5.84000                        5.81961
   195       Evergreen                                       125         Units                5.84000                        5.81961
   202       Paradise Park ROC                               108          Pads                6.08000                        6.05961
   209       Rite Aid - Washington, PA                      11060     Square Feet             5.77000                        5.74961
   219       Skylark MHP                                     46           Pads                 6.12000                       6.09961
   221       Corona Auto Center                             19500     Square Feet             5.87000                        5.82961
   222       Best Western- Monroe                            64          Rooms                6.39000                        6.29961

 Loan #               Original Balance            Cutoff Balance    Term      Rem. Term   Maturity/ARD Date           Amort. Term
 ------               ----------------            --------------    ----      ---------   -----------------           -----------
    1                      230,000,000               230,000,000    120             117            12/10/16                    0
   24                      100,000,000               100,000,000    120             118            01/11/17                    0
   26                       95,000,000                95,000,000    120             116            11/11/16                    0
   30                       72,000,000                72,000,000     60              59            02/11/12                    0
   33                       13,270,900                13,200,958    120             115            10/11/16                   360
   34                       12,361,900                12,296,749    120             115            10/11/16                   360
   35                        8,441,400                 8,396,911    120             115            10/11/16                   360
   36                        4,428,000                 4,404,894    120             115            10/11/16                   360
   37                        3,960,900                 3,940,025    120             115            10/11/16                   360
   38                        3,900,400                 3,879,844    120             115            10/11/16                   360
   39                        3,258,700                 3,241,526    120             115            10/11/16                   360
   40                        3,181,000                 3,164,235    120             115            10/11/16                   360
   41                        2,839,000                 2,824,185    120             115            10/11/16                   360
   42                        2,715,900                 2,701,586    120             115            10/11/16                   360
   43                        2,200,000                 2,188,405    120             115            10/11/16                   360
   50                       55,000,000                55,000,000     60              59            02/11/12                    0
   53                       47,000,000                47,000,000     60              55            10/11/11                    0
  53.01                     16,738,596                        60     55           40827            01/00/00                    0
  53.02                      5,854,386                        60     55           40827            01/00/00                    0
  53.03                      4,836,053                        60     55           40827            01/00/00                    0
  53.04                      4,836,053                        60     55           40827            01/00/00                    0
  53.05                      4,695,877                        60     55           40827            01/00/00                    0
  53.06                      4,349,561                        60     55           40827            01/00/00                    0
  53.07                      4,122,807                        60     55           40827            01/00/00                    0
  53.08                      1,566,667                        60     55           40827            01/00/00                    0
   63                       32,937,000                32,937,000    120             120            03/11/17                    0
   64                       30,850,000                30,850,000    120             120            03/11/17                    0
   67                       30,000,000                30,000,000    120             120            03/11/17                   360
   68                       30,000,000                30,000,000     60              59            02/11/12                   360
   69                       30,000,000                30,000,000     60              60            03/11/12                    0
   72                       27,000,000                27,000,000    120             118            01/11/17                    0
   79                       23,565,900                23,441,700    120             115            10/11/16                   360
   81                       22,560,000                22,560,000    120             120            03/11/17                    0
   83                       21,120,000                21,120,000    120             119            02/11/17                   360
   84                       19,500,000                19,500,000     60              59            02/01/12                    0
   89                       17,300,000                17,300,000     60              52            07/11/11                    0
   90                       17,212,195                17,212,195    120             119            02/11/17                    0
   91                       17,000,000                17,000,000    120             117            12/11/16                   420
   95                       15,400,000                15,400,000    120             119            02/11/17                   360
   96                       15,000,000                15,000,000    120             119            02/11/17                   240
   99                       14,250,000                14,250,000    120             118            01/01/17                   360
   101                      14,102,000                14,102,000    120             120            03/11/17                    0
   107                      13,220,000                13,220,000    120             119            02/11/17                   360
   108                      13,000,000                13,000,000    120             119            02/11/17                   360
   110                      12,560,000                12,560,000    120             120            03/11/17                    0
   111                      12,500,000                12,500,000     72              69            12/11/12                    0
   113                      12,185,000                12,185,000    120             119            02/11/17                    0
   125                      10,450,000                10,450,000     60              60            03/11/12                    0
   131                       7,500,000                 7,500,000    120             120            03/11/17                   360
   132                       2,200,000                 2,200,000    120             120            03/11/17                   360
   138                       8,400,000                 8,400,000     60              58            01/11/12                    0
   140                       8,200,000                 8,200,000     60              58            01/11/12                    0
   143                       7,800,000                 7,800,000     60              53            08/11/11                   360
   147                       7,200,000                 7,177,827    120             117            12/11/16                   360
   148                       7,120,000                 7,120,000    120             119            02/11/17                   360
   152                       6,940,000                 6,940,000     84              82            01/11/14                   360
   153                       6,800,000                 6,800,000     60              58            01/11/12                    0
   154                       6,750,000                 6,750,000     60              60            03/11/12                   360
   163                       6,190,000                 6,190,000    120             119            02/11/17                   360
   167                       6,000,000                 5,982,044    120             118            01/01/17                   300
   169                       5,939,100                 5,939,100    120             119            02/06/17                    0
   179                       5,100,000                 5,093,371    120             119            02/11/17                   360
   191                       4,225,000                 4,225,000    120             119            02/11/17                   360
   195                       3,920,000                 3,920,000    120             119            02/11/17                   360
   202                       3,650,000                 3,650,000    120             117            12/11/16                   360
   209                       3,100,000                 3,100,000    120             120            03/11/17                   360
   219                       2,540,000                 2,540,000     60              58            01/11/12                    0
   221                       2,175,000                 2,175,000    120             117            12/11/16                   360
   222                       2,150,000                 2,150,000    120             120            03/01/17                   300

 Loan #       Rem. Amort.          Monthly Debt Service    Servicing Fee Rate           Accrual Type             ARD (Y/N)
 ------       -----------          --------------------    ------------------           ------------             ---------
    1                   0                     1,132,936               0.02000             Actual/360                   No
   24                   0                       551,894               0.02000             Actual/360                   No
   26                   0                       470,360               0.02000             Actual/360                   No
   30                   0                       400,283               0.02000             Actual/360                   No
   33                 355                        76,102               0.02000             Actual/360                   No
   34                 355                        70,889               0.02000             Actual/360                   No
   35                 355                        48,407               0.02000             Actual/360                   No
   36                 355                        25,532               0.02000             Actual/360                   No
   37                 355                        22,714               0.02000             Actual/360                   No
   38                 355                        22,367               0.02000             Actual/360                   No
   39                 355                        18,687               0.02000             Actual/360                   No
   40                 355                        18,241               0.02000             Actual/360                   No
   41                 355                        16,370               0.02000             Actual/360                   No
   42                 355                        15,574               0.02000             Actual/360                   No
   43                 355                        12,616               0.02000             Actual/360                   No
   50                   0                       274,172               0.02000             Actual/360                   No
   53                   0                       237,867               0.02000             Actual/360                   No
  53.01                                               -                                           No
  53.02                                               -                                           No
  53.03                                               -                                           No
  53.04                                               -                                           No
  53.05                                               -                                           No
  53.06                                               -                                           No
  53.07                                               -                                           No
  53.08                                               -                                           No
   63                   0                       165,303               0.07000             Actual/360                   No
   64                   0                       149,876               0.02000             Actual/360                   No
   67                 360                       177,174               0.02000             Actual/360                   No
   68                 360                       180,444               0.02000             Actual/360                   No
   69                   0                       136,495               0.02000             Actual/360                   No
   72                   0                       133,681               0.02000             Actual/360                   No
   79                 355                       135,138               0.02000             Actual/360                   No
   81                   0                       114,367               0.03500             Actual/360                   No
   83                 360                       123,788               0.02000             Actual/360                   No
   84                   0                       102,973               0.02000             Actual/360                   No
   89                   0                       100,374               0.02000             Actual/360                   No
   90                   0                        85,200               0.02000                 30/360                  Yes
   91                 420                        91,627               0.02000             Actual/360                   No
   95                 360                        93,224               0.07000             Actual/360                   No
   96                 240                       109,028               0.06000             Actual/360                  Yes
   99                 360                        86,354               0.02000             Actual/360                   No
   101                  0                        70,774               0.07000             Actual/360                   No
   107                360                        81,312               0.02000             Actual/360                   No
   108                360                        75,205               0.02000             Actual/360                   No
   110                  0                        63,036               0.07000             Actual/360                   No
   111                  0                        65,090               0.02000             Actual/360                   No
   113                  0                        58,065               0.02000             Actual/360                   No
   125                  0                        48,967               0.02000                 30/360                   No
   131                360                        43,578               0.02000             Actual/360                   No
   132                360                        12,783               0.02000             Actual/360                   No
   138                  0                        40,383               0.02000             Actual/360                   No
   140                  0                        41,015               0.02000             Actual/360                   No
   143                360                        49,250               0.02000             Actual/360                   No
   147                357                        42,522               0.02000             Actual/360                  Yes
   148                360                        41,958               0.02000             Actual/360                   No
   152                360                        40,104               0.02000             Actual/360                   No
   153                  0                        34,759               0.02000             Actual/360                   No
   154                360                        42,133               0.02000             Actual/360                   No
   163                360                        36,478               0.02000             Actual/360                   No
   167                298                        39,247               0.02000             Actual/360                   No
   169                  0                        31,011               0.08000             Actual/360                   No
   179                359                        31,302               0.06000             Actual/360                   No
   191                360                        24,898               0.02000             Actual/360                   No
   195                360                        23,101               0.02000             Actual/360                   No
   202                360                        22,072               0.02000             Actual/360                   No
   209                360                        18,130               0.02000             Actual/360                  Yes
   219                  0                        13,134               0.02000             Actual/360                   No
   221                360                        12,859               0.04000             Actual/360                   No
   222                300                        14,370               0.09000             Actual/360                   No

 Loan #    ARD Step Up (%)                                                      Title Type    Crossed Loan    Originator/Loan Seller
 ------    ---------------                                                      ----------    ------------    ----------------------
    1                                                                           Fee/Leasehold                        NCCI
   24                                                                                Fee                             NCCI
   26                                                                                Fee                             NCCI
   30                                                                                Fee                             NCCI
   33                                                                                Fee               B             NCCI
   34                                                                                Fee               B             NCCI
   35                                                                                Fee               B             NCCI
   36                                                                                Fee               B             NCCI
   37                                                                                Fee               B             NCCI
   38                                                                                Fee               B             NCCI
   39                                                                                Fee               B             NCCI
   40                                                                                Fee               B             NCCI
   41                                                                                Fee               B             NCCI
   42                                                                                Fee               B             NCCI
   43                                                                                Fee               B             NCCI
   50                                                                                Fee                             NCCI
   53                                                                                Fee                             NCCI
  53.01    Fee                                                                                       NCCI
  53.02    Fee                                                                                       NCCI
  53.03    Fee                                                                                       NCCI
  53.04    Fee                                                                                       NCCI
  53.05    Fee                                                                                       NCCI
  53.06    Fee                                                                                       NCCI
  53.07    Fee                                                                                       NCCI
  53.08    Fee                                                                                       NCCI
   63                                                                                Fee                             NCCI
   64                                                                                Fee                             NCCI
   67                                                                             Leasehold                          NCCI
   68                                                                                Fee                             NCCI
   69                                                                                Fee                             NCCI
   72                                                                                Fee                             NCCI
   79                                                                                Fee                             NCCI
   81                                                                             Leasehold                          NCCI
   83                                                                                Fee                             NCCI
   84                                                                                Fee                             NCCI
   89                                                                                Fee                             NCCI
   90      Lesser of (a) the maximum rate permitted by the law, or (b) 7.94%         Fee                             NCCI
   91                                                                                Fee                             NCCI
   95                                                                                Fee                             NCCI
   96      Greater of (i) IR +2% or (ii) TR +5%                                      Fee                             NCCI
   99                                                                                Fee                             NCCI
   101                                                                               Fee                             NCCI
   107                                                                               Fee                             NCCI
   108                                                                               Fee                             NCCI
   110                                                                               Fee                             NCCI
   111                                                                               Fee                             NCCI
   113                                                                          Fee/Leasehold                        NCCI
   125                                                                               Fee                             NCCI
   131                                                                               Fee               E             NCCI
   132                                                                               Fee               E             NCCI
   138                                                                               Fee                             NCCI
   140                                                                               Fee                             NCCI
   143                                                                               Fee                             NCCI
   147     Greater of IR +2% or TR+1.25%+2%                                          Fee                             NCCI
   148                                                                               Fee                             NCCI
   152                                                                               Fee                             NCCI
   153                                                                               Fee                             NCCI
   154                                                                               Fee                             NCCI
   163                                                                               Fee                             NCCI
   167                                                                               Fee                             NCCI
   169                                                                               Fee                             NCCI
   179                                                                               Fee                             NCCI
   191                                                                               Fee                             NCCI
   195                                                                               Fee                             NCCI
   202                                                                               Fee                             NCCI
   209     Greater of IR +2% or TR+1.17%+2%                                          Fee                             NCCI
   219                                                                               Fee                             NCCI
   221                                                                               Fee                             NCCI
   222                                                                               Fee                             NCCI

 Loan #     Guarantor
 ------     ---------
    1       Coconut Point Town Center, LLC
   24       WALF, LLC
   26       James C. Reynolds
   30       JPI Multifamily Investments, L.P.
   33       J.K. Properties, Inc.
   34       J.K. Properties, Inc.
   35       J.K. Properties, Inc.
   36       J.K. Properties, Inc.
   37       J.K. Properties, Inc.
   38       J.K. Properties, Inc.
   39       Woodman Realty, Inc.
   40       J.K. Properties, Inc.
   41       J.K. Properties, Inc.
   42       J.K. Properties, Inc.
   43       J.K. Properties, Inc.
   50       Sharon Altenbach, Arthur G. Weiss
   53       Frank E. Lembi, Walter Lembi
  53.01
  53.02
  53.03
  53.04
  53.05
  53.06
  53.07
  53.08
   63       Mark Gleiberman , Hanna Nora Gleiberman
   64       Marcus M. Weinstein
   67       George A. Azar, Phillip G. Ruffin
   68       Claude Dray
   69       Shea and Tatum Associates Limited Partnership
   72       Brent D. Crawford, Robert C. Hoying
   79       J.K. Properties, Inc.
   81       Sam Rahim Siam, Behzad Bandari
   83       Joel O'Hayon-Crosby, Coni Jo Papin, Richard Rose, Sharon Rose, Carlos A.G. Vignon, David S. Wier, Greta J. Wier, Roger
            O. Danley, Nancy B. Danley, William Augenstein, Christopher Beck, Howard Johnson, Solange Johnson, Blaine Charles
            Juchau, Barbara Fox Juchau
   84       Jerry L. Preston, Viviane Brahms
   89       Mark Lester, David Rosenbaum
   90       Inland Real Estate Exchange Corporation
   91       W Hemet Holdings LLC
   95       Jason R. Larson, Touchmark Living Centers, Inc.
   96       Gary Torgow
   99       Fabrizio Lucchese, William Myers
   101      Mark Gleiberman, Hanna Nora Gleiberman
   107      Brad Galinson, Jeff Lubow
   108      Robert P. Jacobsen
   110      Mark Gleiberman, Hanna Nora Gleiberman
   111      Erik S. Good, Timothy B. Good, Bruce L. Way, Nathan L. Way
   113      James C. Reynolds
   125      MB Rockford State, L.L.C., Minto Builders (Florida), Inc.
   131      Carlos P. Capati
   132      Carlos P. Capati
   138      William R. Rothacker
   140      Peter DeBaun, Gordon Meyer
   143      Kim W. Eggleston
   147      Alvin R. Perry
   148      Brad Galinson, Jeff Lubow
   152      David Lindahl, Lawrence Fine, Brandon Mattes, Richard Cohn, Anna Stanislowski, David Friedman, Joan Deddo, Terry Austin,
            Sonny Byun
   153      William R. Rothacker
   154      Larry Broughton
   163      Brad Galinson, Jeff Lubow
   167      Anuj Mittal, Pradeep Sharma
   169      Irvin Taylor, Craig Greenwood
   179      Percival Vaz
   191      Brad Galinson, Jeff Lubow
   195      Brad Galinson, Jeff Lubow
   202      Paradise Park Co-op, Inc.
   209      John F. Tsern
   219      Kim W. Eggleston
   221      Jeffrey F. Hermanson
   222      Prakash B. Desai

Loan #    Letter of Credit    Upfront CapEx Reserve    Upfront Eng. Reserve
------    ----------------    ---------------------    --------------------
     1    No                                   0.00                    0.00
    24    No                                   0.00                    0.00
    26    No                                   0.00                    0.00
    30    No                                   0.00               28,400.00
    33    No                                   0.00                6,875.00
    34    No                                   0.00               25,954.00
    35    No                                   0.00                  250.00
    36    No                                   0.00                    0.00
    37    No                                   0.00                9,175.00
    38    No                                   0.00                    0.00
    39    No                                   0.00               12,700.00
    40    No                                   0.00                7,950.00
    41    No                                   0.00                    0.00
    42    No                                   0.00                3,125.00
    43    No                                   0.00                    0.00
    50    No                                   0.00                    0.00
    53    No                             200,000.00               91,188.00
 53.01
 53.02
 53.03
 53.04
 53.05
 53.06
 53.07
 53.08
    63    No                                   0.00                9,000.00
    64    No                                   0.00                    0.00
    67    No                                   0.00                    0.00
    68    No                                   0.00                6,250.00
    69    No                                   0.00                    0.00
    72    No                                   0.00              168,000.00
    79    No                                   0.00                    0.00
    81    No                                   0.00                    0.00
    83    No                             500,000.00                    0.00
    84    No                             250,000.00                    0.00
    89    No                                   0.00                7,125.00
    90    No                                   0.00                    0.00
    91    No                                   0.00                    0.00
    95    No                                   0.00                    0.00
    96    No                                   0.00                    0.00
    99    No                                   0.00                    0.00
   101    No                                   0.00                    0.00
   107    No                                   0.00                    0.00
   108    No                             200,400.48                    0.00
   110    No                                   0.00                    0.00
   111    No                                   0.00               16,875.00
   113    No                             400,000.00                    0.00
   125    No                                   0.00                    0.00
   131    No                                   0.00               28,500.00
   132    No                                   0.00               17,408.75
   138    No                              30,000.00                    0.00
   140    No                                   0.00                    0.00
   143    No                                   0.00                    0.00
   147    No                              12,105.00                    0.00
   148    No                                   0.00                    0.00
   152    No                                   0.00               10,875.00
   153    No                               7,500.00                    0.00
   154    No                           1,480,000.00                    0.00
   163    No                                   0.00                    0.00
   167    No                                   0.00                5,625.00
   169    No                                   0.00               16,500.00
   179    No                                   0.00                    0.00
   191    No                                   0.00                    0.00
   195    No                                   0.00                    0.00
   202    No                                   0.00                    0.00
   209    No                                   0.00                    0.00
   219    No                                   0.00                    0.00
   221    No                                   0.00                    0.00
   222    No                                   0.00                    0.00

Loan #    Upfront Envir. Reserve    Upfront TI/LC Reserve    Upfront RE Tax Reserve    Upfront Ins. Reserve
------    ----------------------    ---------------------    ----------------------    --------------------
     1                      0.00                     0.00                      0.00                    0.00
    24                200,000.00             7,132,087.00                128,083.28               39,601.67
    26                      0.00               847,544.00                271,495.96              167,752.75
    30                      0.00                     0.00                 30,204.58                    0.00
    33                      0.00                     0.00                 32,029.95                5,278.33
    34                      0.00                     0.00                 19,125.64                4,313.33
    35                      0.00                     0.00                 30,825.93                2,237.00
    36                      0.00                     0.00                 14,610.70                2,501.33
    37                      0.00                     0.00                 17,765.62                1,436.67
    38                      0.00                     0.00                 14,537.24                  934.00
    39                      0.00                     0.00                 11,108.72                1,647.00
    40                      0.00                     0.00                  7,363.46                1,187.33
    41                      0.00                     0.00                  9,272.43                1,740.00
    42                      0.00                     0.00                  6,830.12                1,011.00
    43                      0.00                     0.00                 66,338.51               18,057.42
    50                      0.00                     0.00                      0.00                    0.00
    53                 25,625.00                     0.00                 71,295.92                    0.00
 53.01
 53.02
 53.03
 53.04
 53.05
 53.06
 53.07
 53.08
    63                      0.00                     0.00                 20,517.00                3,960.00
    64                      0.00                     0.00                 69,795.90               23,048.28
    67                      0.00                     0.00                      0.00                    0.00
    68                 12,500.00                     0.00                      0.00                    0.00
    69                      0.00                     0.00                      0.00                    0.00
    72                 50,000.00                     0.00                100,220.40               12,566.67
    79                      0.00                     0.00                123,145.90               21,617.33
    81                      0.00               200,000.00                 12,534.78               16,629.07
    83                      0.00                     0.00                 74,427.25               80,395.47
    84                      0.00               535,940.00                  4,204.51               20,788.50
    89                      0.00                     0.00                 60,120.78               15,261.67
    90                      0.00                     0.00                      0.00                    0.00
    91                      0.00                67,000.00                  7,844.03               12,318.75
    95                      0.00               200,000.00                 44,908.89               70,000.00
    96                      0.00               300,000.00                 55,035.83               18,900.44
    99                      0.00                     0.00                 49,250.00               16,377.99
   101                      0.00                     0.00                  9,497.00                2,109.00
   107                      0.00                     0.00                105,747.69                9,933.00
   108                      0.00                     0.00                 43,803.50               41,250.00
   110                      0.00                     0.00                  7,631.00                2,312.00
   111                      0.00                60,038.12                 45,468.92                6,033.25
   113                  2,188.00               600,000.00                 21,138.24               39,042.85
   125                      0.00                     0.00                      0.00                    0.00
   131                 21,250.00                     0.00                151,819.36               34,846.00
   132                      0.00                     0.00                 59,663.20                7,376.00
   138                      0.00               125,000.00                 21,591.40                6,312.27
   140                      0.00                     0.00                 64,183.96                3,437.00
   143                      0.00                     0.00                 12,622.62                2,160.97
   147                      0.00                     0.00                      0.00                    0.00
   148                      0.00                     0.00                 32,194.80                8,122.50
   152                      0.00                     0.00                 25,741.36               11,325.67
   153                      0.00                35,000.00                 18,790.47                4,199.22
   154                      0.00                     0.00                      0.00                4,148.00
   163                      0.00                     0.00                 28,095.43                4,511.33
   167                      0.00                     0.00                  4,565.34                4,560.33
   169                  6,250.00                     0.00                 39,077.77                4,108.30
   179                      0.00                     0.00                      0.00                2,446.26
   191                      0.00                     0.00                 18,278.66                3,103.33
   195                      0.00                     0.00                 22,439.95                3,167.50
   202                      0.00                     0.00                 12,131.84                1,673.33
   209                      0.00                   460.83                      0.00                    0.00
   219                      0.00                     0.00                 18,136.25                  904.33
   221                      0.00                     0.00                  7,951.46                    0.00
   222                      0.00                     0.00                  8,240.29                7,439.33

Loan #    Upfront Other Reserve    Monthly Capex Reserve    Monthly Envir. Reserve
------    ---------------------    ---------------------    ----------------------
     1                     0.00                     0.00                      0.00
    24             9,416,000.00                  2320.50                      0.00
    26                     0.00                  6523.83                      0.00
    30                     0.00                  8333.33                      0.00
    33                     0.00                  4583.33                      0.00
    34                     0.00                  2916.67                      0.00
    35                     0.00                  2083.33                      0.00
    36                     0.00                  1333.33                      0.00
    37                     0.00                  1187.50                      0.00
    38                     0.00                   563.71                      0.00
    39                     0.00                  1166.67                      0.00
    40                     0.00                   916.67                      0.00
    41                     0.00                   833.33                      0.00
    42                     0.00                   750.00                      0.00
    43                     0.00                  2645.83                      0.00
    50                     0.00                     0.00                      0.00
    53               580,000.00                     0.00                      0.00
 53.01
 53.02
 53.03
 53.04
 53.05
 53.06
 53.07
 53.08
    63               560,000.00                  6458.33                      0.00
    64                     0.00                  5200.00                      0.00
    67                     0.00                 49651.00                      0.00
    68                     0.00                     0.00                      0.00
    69                     0.00                     0.00                      0.00
    72                     0.00                 11000.00                      0.00
    79                     0.00                 10250.00                      0.00
    81                     0.00                   801.33                      0.00
    83               795,000.00                     0.00                      0.00
    84                     0.00                   944.00                      0.00
    89             1,150,000.00                  8025.00                      0.00
    90                     0.00                     0.00                      0.00
    91                     0.00                   733.00                      0.00
    95               247,900.00                  1400.25                      0.00
    96               105,847.65                  2000.00                      0.00
    99                     0.00                  4800.00                      0.00
   101               495,000.00                  3666.67                      0.00
   107               547,553.00                  8229.17                      0.00
   108                     0.00                     0.00                      0.00
   110               310,000.00                  5166.67                      0.00
   111                10,240.01                  1661.54                      0.00
   113               185,000.00                     0.00                      0.00
   125                     0.00                     0.00                      0.00
   131                     0.00                  4208.33                      0.00
   132                     0.00                  2541.67                      0.00
   138               109,720.00                     0.00                      0.00
   140                     0.00                     0.00                      0.00
   143                48,282.06                     0.00                      0.00
   147                42,521.72                     0.00                      0.00
   148                     0.00                  3125.58                      0.00
   152                     0.00                  4250.00                      0.00
   153                     0.00                     0.00                      0.00
   154                     0.00                     0.00                      0.00
   163                     0.00                  3250.00                      0.00
   167                     0.00                  5785.33                      0.00
   169                11,975.00                   666.67                      0.00
   179                     0.00                  1453.54                      0.00
   191                     0.00                  2333.00                      0.00
   195                     0.00                  2697.92                      0.00
   202               112,800.00                     0.00                      0.00
   209                     0.00                   138.25                      0.00
   219                     0.00                     0.00                      0.00
   221                     0.00                   471.25                      0.00
   222                     0.00                  3464.70                      0.00

Loan #    Monthly TI/LC Reserve    Monthly RE Tax Reserve    Monthly Ins. Reserve
------    ---------------------    ----------------------    --------------------
     1                     0.00                      0.00                    0.00
    24                 23205.08                  32020.82                 7920.33
    26                     0.00                  67873.99                15250.25
    30                     0.00                  30204.58                    0.00
    33                     0.00                   5338.33                 1319.58
    34                     0.00                   3187.61                 1078.33
    35                     0.00                   5137.66                  559.25
    36                     0.00                   2435.12                  625.31
    37                     0.00                   2960.94                  359.17
    38                     0.00                   2422.87                  233.50
    39                     0.00                   1851.46                  411.75
    40                     0.00                   1227.25                  296.83
    41                     0.00                   1545.41                  435.00
    42                     0.00                   1138.35                  252.75
    43                     0.00                   6633.85                 1641.58
    50                     0.00                      0.00                    0.00
    53                     0.00                  35647.96                13788.00
 53.01
 53.02
 53.03
 53.04
 53.05
 53.06
 53.07
 53.08
    63                     0.00                  20517.00                 3960.00
    64                     0.00                  23265.30                 2560.92
    67                     0.00                      0.00                    0.00
    68                     0.00                      0.00                    0.00
    69                     0.00                      0.00                    0.00
    72                     0.00                  50110.20                12566.67
    79                     0.00                  20524.32                 5404.33
    81                  5342.17                   6267.39                 4935.23
    83                     0.00                  24809.08                 8039.55
    84                  5035.00                   4204.51                 2309.83
    89                     0.00                  15030.19                 7630.83
    90                     0.00                      0.00                    0.00
    91                     0.00                   2614.68                 2463.75
    95                  9335.25                  22454.45                 5833.33
    96                 12500.00                  18345.28                 1890.04
    99                     0.00                   9850.00                 5459.33
   101                     0.00                   9497.00                 2109.00
   107                     0.00                  26436.92                 4966.50
   108                     0.00                  14601.17                 3750.00
   110                     0.00                   7631.00                 2312.00
   111                  6000.00                  11367.23                 2011.08
   113                     0.00                  10569.12                 3549.35
   125                     0.00                      0.00                    0.00
   131                     0.00                  18977.42                 4355.75
   132                     0.00                   7457.90                  922.00
   138                     0.00                   4318.28                  901.75
   140                     0.00                  10697.33                 1145.67
   143                     0.00                   4207.54                 1080.49
   147                     0.00                      0.00                    0.00
   148                     0.00                   8048.70                 1624.50
   152                     0.00                  12870.68                 5662.83
   153                     0.00                   3131.75                  524.90
   154                     0.00                   8583.33                 2074.00
   163                     0.00                   7023.86                 2255.67
   167                     0.00                   4565.34                 2280.17
   169                     0.00                   6512.96                 1583.00
   179                   106.92                   6124.30                 1223.13
   191                     0.00                   4569.67                 1551.67
   195                     0.00                   5609.99                 1583.75
   202                     0.00                   6065.92                 1673.83
   209                   460.83                      0.00                    0.00
   219                     0.00                   3627.25                  452.17
   221                  1625.00                   2650.49                    0.00
   222                     0.00                   2060.07                  929.92

Loan #    Monthly Other Reserve    Grace Period    Lockbox In-place    Property Type
------    ---------------------    ------------    ----------------    -------------
     1                     0.00               0    Yes                 Retail
    24                     0.00               0    No                  Retail
    26                     0.00               0    No                  Office
    30                     0.00               0    Yes                 Multifamily
    33                     0.00               0    No                  Multifamily
    34                     0.00               0    No                  Multifamily
    35                     0.00               0    No                  Multifamily
    36                     0.00               0    No                  Multifamily
    37                     0.00               0    No                  Multifamily
    38                     0.00               0    No                  Office
    39                     0.00               0    No                  Multifamily
    40                     0.00               0    No                  Multifamily
    41                     0.00               0    No                  Multifamily
    42                     0.00               0    No                  Multifamily
    43                     0.00               0    No                  Multifamily
    50                     0.00               0    Yes                 Office
    53                     0.00               0    Yes                 Multifamily
 53.01                     0.00                    Multifamily
 53.02                     0.00                    Multifamily
 53.03                     0.00                    Multifamily
 53.04                     0.00                    Multifamily
 53.05                     0.00                    Multifamily
 53.06                     0.00                    Multifamily
 53.07                     0.00                    Multifamily
 53.08                     0.00                    Multifamily
    63                     0.00               0    No                  Multifamily
    64                     0.00               0    No                  Multifamily
    67                     0.00               0    No                  Hotel
    68                     0.00               0    No                  Hotel
    69                     0.00               0    Yes                 Retail
    72                     0.00               0    Yes                 Multifamily
    79                     0.00               0    No                  Multifamily
    81                     0.00               0    Yes                 Retail
    83                     0.00               0    No                  Multifamily
    84                     0.00               0    No                  Mixed Use
    89                     0.00               0    Yes                 Multifamily
    90                     0.00               0    No                  Office
    91                     0.00               0    Yes                 Retail
    95                     0.00               0    Yes                 Office
    96                     0.00               0    Yes                 Office
    99                     0.00               0    No                  Multifamily
   101                     0.00               0    Yes                 Multifamily
   107                     0.00               0    No                  Multifamily
   108                     0.00               0    No                  Multifamily
   110                     0.00               0    Yes                 Multifamily
   111                     0.00               0    Yes                 Office
   113                     0.00               0    Yes                 Office
   125                     0.00               0    No                  Retail
   131                     0.00               0    No                  Multifamily
   132                     0.00               0    No                  Multifamily
   138                     0.00               0    Yes                 Retail
   140                     0.00               0    No                  Manufactured Housing
   143                     0.00               0    No                  Manufactured Housing
   147                     0.00               0    Yes                 Retail
   148                     0.00               0    No                  Multifamily
   152                     0.00               0    No                  Multifamily
   153                     0.00               0    Yes                 Retail
   154                     0.00               0    No                  Hotel
   163                     0.00               0    No                  Multifamily
   167                     0.00               0    Yes                 Hotel
   169                     0.00               0    No                  Multifamily
   179                     0.00               0    No                  Multifamily
   191                     0.00               0    No                  Multifamily
   195                     0.00               0    No                  Multifamily
   202                     0.00               0    No                  Manufactured Housing
   209                     0.00               0    Yes                 Retail
   219                     0.00               0    No                  Manufactured Housing
   221                     0.00               0    No                  Retail
   222                     0.00              10    No                  Hotel

Loan #    Defeasance Permitted    Interest Accrual Period    Loan Group    Final Maturity Date
------    --------------------    -----------------------    ----------    -------------------
     1    Yes                     Actual/360                          1
    24    Yes                     Actual/360                          1
    26    No                      Actual/360                          1
    30    Yes                     Actual/360                          3
    33    Yes                     Actual/360                          1
    34    Yes                     Actual/360                          1
    35    Yes                     Actual/360                          1
    36    Yes                     Actual/360                          1
    37    Yes                     Actual/360                          1
    38    Yes                     Actual/360                          1
    39    Yes                     Actual/360                          1
    40    Yes                     Actual/360                          1
    41    Yes                     Actual/360                          1
    42    Yes                     Actual/360                          1
    43    Yes                     Actual/360                          1
    50    Yes                     Actual/360                          3
    53    Yes                     Actual/360                          3
 53.01                                                  3
 53.02                                                  3
 53.03                                                  3
 53.04                                                  3
 53.05                                                  3
 53.06                                                  3
 53.07                                                  3
 53.08                                                  3
    63    Yes                     Actual/360                          2
    64    Yes                     Actual/360                          2
    67    Yes                     Actual/360                          1
    68    Yes                     Actual/360                          3
    69    Yes                     Actual/360                          3
    72    Yes                     Actual/360                          2
    79    Yes                     Actual/360                          2
    81    Yes                     Actual/360                          1
    83    Yes                     Actual/360                          2
    84    Yes                     Actual/360                          3
    89    No                      Actual/360                          3
    90    No                      30/360                              1    02/11/37
    91    Yes                     Actual/360                          1
    95    Yes                     Actual/360                          1
    96    Yes                     Actual/360                          1    02/11/27
    99    Yes                     Actual/360                          2
   101    Yes                     Actual/360                          2
   107    Yes                     Actual/360                          2
   108    Yes                     Actual/360                          2
   110    Yes                     Actual/360                          2
   111    Yes                     Actual/360                          3
   113    No                      Actual/360                          1
   125    No                      30/360                              3
   131    Yes                     Actual/360                          2
   132    Yes                     Actual/360                          2
   138    Yes                     Actual/360                          3
   140    Yes                     Actual/360                          3
   143    Yes                     Actual/360                          3
   147    Yes                     Actual/360                          1    12/11/36
   148    Yes                     Actual/360                          2
   152    Yes                     Actual/360                          3
   153    Yes                     Actual/360                          3
   154    Yes                     Actual/360                          3
   163    Yes                     Actual/360                          2
   167    Yes                     Actual/360                          1
   169    Yes                     Actual/360                          2
   179    Yes                     Actual/360                          2
   191    Yes                     Actual/360                          2
   195    Yes                     Actual/360                          2
   202    Yes                     Actual/360                          2
   209    Yes                     Actual/360                          1    03/11/37
   219    Yes                     Actual/360                          3
   221    Yes                     Actual/360                          1
   222    Yes                     Actual/360                          1

Loan #       Remaining Amortization Term for Balloon Loans
------       ---------------------------------------------
   1
  24
  26
  30
  33         360
  34         360
  35         360
  36         360
  37         360
  38         360
  39         360
  40         360
  41         360
  42         360
  43         360
  50
  53
 53.01
 53.02
 53.03
 53.04
 53.05
 53.06
 53.07
 53.08
  63
  64
  67         360
  68         360
  69
  72
  79         360
  81
  83         360
  84
  89
  90
  91         420
  95         360
  96         240
  99         360
  101
  107        360
  108        360
  110
  111
  113
  125
  131        360
  132        360
  138
  140
  143        360
  147        360
  148        360
  152        360
  153
  154        360
  163        360
  167        300
  169
  179        360
  191        360
  195        360
  202        360
  209        360
  219
  221        360
  222        300

                                  EXHIBIT B

                 MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


         (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage
Note) past due.

         (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

         (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

         (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and Seller).

         (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

         (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No (a) Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule other than a Companion Loan, (b) Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan, other than a Mortgage Loan listed on the Mortgage Loan Schedule or a Companion Loan, or (c) Mortgage Loan is secured by property that is not a Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the recordation of the Mortgage or the Assignment of Leases and Rents or the filing of UCC Financing Statements are required in order to effect such perfection.

         (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

         (8) The Seller has received an American Land Title Association (ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned or otherwise approved by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

         (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases and Rents executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases and Rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases and Rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

         (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or intentional material misrepresentation, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) either (x) any act of actual waste by or (y) damage or destruction to the Mortgaged Property caused by the acts or omissions of the borrower, its agents, employees or contractors, and (iv) any breach of the environmental covenants contained in the related Mortgage Loan documents.

              (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

              (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

              (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

              (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or may be substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor and de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

         (11) Except by a written instrument that has been delivered to the Purchaser as a part of the related Mortgage File with respect to any immaterial releases of the Mortgaged Property, no Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

         (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

         (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure proceeding or power of sale proceeding has been initiated under the terms of the related Mortgage Loan documents. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

         (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not materially impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loan, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

              (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

              (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

              (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided, however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

         (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

         (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, the related Mortgaged Property was, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

         (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

         (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and (ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

         (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's actual knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition that would materially and adversely affect its value as security for the related Mortgage Loan (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

              (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

         (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property) satisfy the following conditions:

              (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

              (b) such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

              (c) such Ground Lease or other agreement provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

              (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is in existence as of the Closing Date, under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

              (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

              (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

              (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

              (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

              (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

         (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.

              (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may be the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or
     (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan.

              (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
     (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

              (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

              (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

         (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received (1) any notice of non payment of premiums that has not been cured in a timely manner by the related Mortgagor or (2) any notice of cancellation or termination of such Insurance Policies. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for losses sustained by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy providing "special" form coverage in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not less than amounts prescribed by FEMA; (d) workers' compensation, if required by law;
(e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A-:V" from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

         (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

         (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

         (25) The origination practices used by the Seller or, to its knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage Loan have been in all material respects legal and have met customary industry standards and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with customary industry standards.

         (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

         (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

         (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

         (29) No two or more Mortgage Loans representing, in the aggregate, more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund have the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

         (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or related Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

         (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

         (32) Each of the Mortgage Loans contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for transfers subject to the Mortgage Loan holder's approval of transferee, transfers of worn out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality, transfers of leases entered into in accordance with the Mortgage Loan documents, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage or Mortgage Note requires the Mortgagor to pay all reasonable out-of-pocket fees and expenses associated with securing the consent or approval of the holder of the Mortgage for a waiver of a "due on sale" or "due on encumbrance" clause or a defeasance provision. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

         (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

         (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in clause (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of any Mortgage Loan with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (a) a REMIC opinion and (b) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

         (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to not less than 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

         (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

         (37) Any material non-conformity with applicable zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

         (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

         (39) No court of competent jurisdiction will determine in a final decree that fraud with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

         (40) If the related Mortgage or other Mortgage Loan documents provide for a grace period for delinquent Monthly Payments, such grace period is no longer than ten (10) days from the applicable payment date or, with respect to acceleration or the commencement of the accrual of default interest under any Mortgage Loan, five (5) days after notice to the Mortgagor of default.

         (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) appropriate for the use in which the Mortgaged Property is currently being utilized.

         (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism or, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by a "standard extended coverage" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

         (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

         (44) Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, (b) to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property, in each case in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation.

         Defined Terms:

         The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

         The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

         The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

         The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

         The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and (a) required payments for the tax and insurance fund and ground lease escrows fund,
(b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the applicable Master Servicer and discretionary (lender approved) capital expenditures.

         The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

         The term "in reliance on" shall mean that:

              (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

              (b) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

              (c) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

              (d) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

         The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

         The term "Permitted Encumbrances" shall mean:

              (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

              (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

              (c) other matters to which like properties are commonly subject, and

              (d) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.

         which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure other Mortgage Loans or Companion Loans that are cross-collateralized with the related Mortgage Loan.

         Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or is inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that an officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                    EXHIBIT C

                                JPMCC 2007-LDP10

                 Exceptions to Representations for Nomura Loans

Representation # (4)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                California Senior Plaza         A portion of the tenant mix consists of Section 8 preservation tenant-based assistance.

                Sierra Mobile Estates           The  subject  property  is  subject  to rent  control  by the City of
                                                Fontana,  which allows annual CPI increases of rents and pass-through expenses.

Representation # (6)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                California Senior Plaza         A portion of the tenant mix consists of Section 8 preservation tenant-based assistance.

                Sierra Mobile Estates           The subject property is subject to rent control by the City of Fontana, which allows annual CPI increases of rents and pass-through expenses.

Representation # (8)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                California Senior Plaza         A portion of the tenant mix consists of Section 8 preservation tenant-based assistance.

                Sierra Mobile Estates           The subject property is subject to rent control by the City of Fontana, which allows annual CPI increases of rents and pass-through expenses.

Representation # (9)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                Stonegate at Eagles Landing     Mortgagor has entered into an operating agreement with an affiliated entity as tenant. The tenant operates the related mortgaged property and has a right to the gross revenues. Separate assignments were entered into y the mortgagor and tenant. The operating lease is subordinate by its terms.

Representation # (10(a))

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                Spring Creek Apartments         Liability for each tenant in common is limited to their contribution.
                (Austin), Northwest Crossing,
                Skylark MHP, Sierra Center
                Mammoth Lakes, Sierra Mobile
                Estates, Stonegate at Eagles
                Landing, College Suites -
                Murfreesboro, TN, Marketplace
                at Kapolei

                State Street Market; AT&T       Only the mortgagor is liable for a breach of the environmental
                Pewaukee                        covenants.  Liability does not go to actual waste but to acts related to the removal or disposal of any portion of the  property  after an event of default.

                Coconut Point, Hemet Village,   Only the mortgagor is liable for the carveouts.
                Paradise Park ROC

                The Orchard at Saddleback       Only the mortgagor is liable for the environmental  carveouts.  There is no entity or warm body on the remaining carveouts.

                Paradise Village Gateway        There is no entity or warm body on the carveouts.

                Marriott - Huntsville           An act, omission or event described as an event of default in the loan documents relating to one of Phillip Ruffin or George Azar shall not constitute an event of default so long as i) there is no other event of default, ii) such act, omission or event does not have a material adverse effect on the property and iii) the other indemnitor executes such documents as Lender may reasonably request to reaffirm his obligations. The actions of one indemnitor related to bankruptcy, collusion or interference shall not result in liability for the other indemnitor. All indemnities expire four years after loan payoff.

Representation # (11)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                Coconut Point                   Pursuant to the terms of the mortgage loan documents, the air rights have been released.

Representation # (12)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                Beth Boulevard Apartments,      Properties may be released from the pool two years from the date of
                Twin Oaks Apartments            securitization  based on final allocated loan  amounts, subject to
                                                110% defeasance and maintaining a minimum 1.25x DSCR, based on a 30 year amortization, based on Lender's underwritten Net Operating
                                                Income.  Additionally, there must be a minimum LTV of 75% on the remaining property.

                2016 Riverside Office,          Property(ies)  may  be released  from the pool two years from
                Boardwalk/Park Place, Central   securitization based on final allocated loan amounts subject to 110%
                Park, Crosswinds, Mountain      defeasance and maintaining a 1.20x DSCR and 80% LTV on the remaining
                Gate, Mountain View             properties in that sub-pool or 100% defeasance and maintaining a
                Townhouse, North Pointe -       1.25x DSCR and 75% LTV on the remaining properties in that pool.
                Riverside, Sherman Pointe,
                Sierra Springs, The             Property(ies) may be released from the pool two years from closing,
                Victorian, West View (West      pursuant to an "ARMS Length Transaction", with no event of default, so
                Lake)                           long as the remaining properties maintain not less than 1.20x DSCR and
                                                LTV of not greater than 80%, subject to Right to Transfer provision within the loan documents.

                Paradise Park ROC               The borrower is permitted to partially prepay up to 10% of the balance of the Loan (over the life thereof) without penalty from the proceeds of sales of additional shares of Borrower.

                Lembi Multifamily Portfolio     Lender will allow for the individual release of the properties after the Lockout Period pursuant to the following conditions: (i) no event of default, (ii) paydown of the Loan proceeds at 120% of the allocated loan amount attributable to the released collateral, (iii) payment of the associated Defeasance penalty, (iv) a DSCR of no less than the greater of 1.10:1 or the DSCR prior to the partial release, and (v) the
                                                LTV on the remaining collateral must not exceed 85.9%.

                Coconut Point                   Non income producing parcels may be released provided (i) no material adverse effect, (ii) REMIL opinion and (iii) remaining property complies with all applicable laws and remains separate tax parcel

                                                Air rights parcel may be released in connection with development of residential condominiums subject to terms set forth in the loan agreement

Representation # (16)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                Addison at Wyndham Apartments   The Borrower is to add 7 parking spaces within 60 days of loan closing to bring parking into conformity.

                Spring Creek Apartments         The Borrower is to add 18 parking spaces within 30 days of loan closing to bring parking into conformity.

                National Hotel                  There are 2 open permits (one for a canvas awning installation and another for installation of a cobble system over an existing concrete drive). The estimated cost to complete such installation is $10,000.
                                                Accordingly, Borrower has established with the Lender a reserve in the amount of $12,500. Borrower covenants and agrees to satisfy the Permit
                                                Requirements within 60 days of loan closing.

                Rite Aid - Washington, PA,      A copy of the certificate of occupancy was not available.  Per a
                Wine Valley Inn                 zoning report the absence of a certification  of occupancy on file is not considered a violation.

                Lembi Multifamily Portfolio     At 1155 Jones Street, there are 6 "illegal" units (units in excess of the number permitted in the certificate of occupancy). Recourse carveouts were taken for any losses associated with the illegal units.

Representation # (17)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                Northwest Crossing              The property is part, but not all of a single tax lot. Borrower has escrowed 125% of the estimated 2007 tax amount allocated to the additional portion of the property ("Parcel Two"). Borrower has agreed to cause all taxing authorities to treat the Property and Parcel Two as separate tax parcels, and has indemnified Lender against any cost or loss related to the failure of Borrower to properly subdivide the
                                                Property and Parcel Two

Representation # (18)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                Wine Valley Inn                 A few of the buildings encroach upon easements. Borrower provided recourse carveout to the extent of losses in the event that the owner of the easements compels removal of any portion of the improvements.

Representation # (20)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                One South King                  The ground lease generally does not conform with the representations and warranties. The ground lessor is a borrower under the mortgage, note and other loan documents and the ground lease terminates upon foreclosure.

                455 West Fort Street            A 50 year ground lease effective in 1968 and expiring in 2018 covering the parking lot of the property is filed of record. After investigating the chain of title and history of the property, it was determined that the ground lease was of no effect. Title coverage was provided.

Representation # (19(a))

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                State Street Market             An immediate repair reserve was not collected at closing; however, the
                                                Mortgagor is required to repair all items that are life safety or code violations within nine months of closing. If Mortgagor fails to repair items that are life safety, code violations or are greater than 0.10%
                                                of the loan amount within nine months of closing, the Mortgagor is required to escrow funds equivalent to the related Deferred Maintenance costs identified by Engineer.

                455 West Fort Street, Quality   An escrow for immediate repairs was not taken at closing.
                Inn and Suites - Durham, The
                Marketplace at Kapolei

Representation # (22)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                All Nomura Loans                Nomura generally requires an AM Best rating of A:IX.

                State Street Market, AT&T       If any of the policies of insurance contain an exclusion from
                Pewaukee                        coverage for acts of terrorism, Mortgagor shall not be required to obtain such coverage provided (I) an Inland entity executes a guaranty, in form and substance satisfactory to Lender, guaranteeing in the event of any act of terrorism, payment to Lender of any sums that would have been payable to Lender under such coverage (which shall be applied by
                                                Lender in accordance with 6.4 hereof), and (II) the Inland entity maintains a net worth of at least $300,000,000 (as determined by such entity's most recent audited financial statements), such entity maintains a direct or indirect ownership interest in Mortgagor, and the aggregate loan to value ratio (as determined by Lender) ("LTV") for all properties on which such entity has a direct or indirect ownership interest shall not exceed 60%, however, the Inland entity may exceed the 60% LTV for a period not to exceed six (6) months out of any twelve
                                                (12) month period either (1) during the time period when the Inland entity is offering securities to the public or 2) when in the business judgment of the Inland entity, exceeding an LTV of 60% is necessary given existing circumstances

                455 West Fort Street,  Ashley   Tenant may self insure.
                Furniture Retail Center -
                Bakersfield, 2016 Riverside
                Office

                Rite Aid - Washington, PA       Tenant may self insure. Borrower may elect to not obtain loss of business income or terrorism insurance so longs as Borrower and
                                                Guarantor of the loan each remain personally liable for losses to
                                                Lender.

                National Hotel                  Windstorm Insurance will not be required so long as (i) Borrower and
                                                Guarantor shall be personally liable for any Losses to Lender resulting from a lack of windstorm coverage, and (ii) Borrower and/or Guarantor maintains cash or marketable securities of at least $10,000,000 in a financial institution of Borrower's choice in the United States in an account identified to Lender and which cannot be liquidated without
                                                Lender's consent.

                Davies Pacific Center           Borrower shall not be required to incur a cost for the annual premium for terrorism coverage that exceeds $75,000.

                One South King                  Borrower shall not be required to incur a cost for the annual premium for terrorism coverage that exceeds $25,000.

                Marriott Huntsville             Borrower shall not be required to incur a cost for the annual premium for terrorism coverage that exceeds 300% of the current premium.

                The Orchard at Saddleback       Borrower shall not be required to incur a cost for the annual premium for terrorism coverage that exceeds $65,000.

                Coconut Point                   If insurance is provided by a syndicate of five or more insurers, 40%
                                                of the coverage is permitted to be from BBB rated insurers.

Representation # (24)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                2016 Riverside Office,          There is ongoing litigation within the Jogani family regarding
                Boardwalk/Park Place, Central   ownership of many of the properties owned by Haresh Jogani, H.K.
                Park, Crosswinds, Mountain      Realty, and J.K. Properties.  This case is currently 3 1/2 years old.
                Gate, Mountain View             It is anticipated that the matter will be set to proceed to trial
                Townhouse, North Pointe -       within 9 to 12 months.  Further, upon conclusion of the trial, it is
                Riverside, Sherman Pointe,      anticipated that the unsuccessful party will appeal the judgment
                Sierra Springs, The             which appeal could extend the matter for years.
                Victorian, West View (West
                Lake) and The Hamptons

                Lembi Multifamily Portfolio     The sponsor of the related borrowers and affiliated entities are currently the subject of various lawsuits, including lawsuits by the
                                                City of San Francisco, which allege, among other things, that the sponsor and its principals have, in their capacity as landlords, consistently engaged in illegal practices with respect to multi-family dwellings they own. There can be no assurance that these lawsuits and the negative publicity generated by them and the actions of the sponsor and its affiliates will not have a negative effect on the operations of the sponsor and on the mortgaged property securing such Loan.

Representation # (32)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                Pierre Suites                   Borrower may incur subordinate financing evidence by a second lien on the property or mezzanine debt in a form of pledge of the equity interest of the borrower (it being understood that preferred equity shall be permitted and is not considered subordinate financing). The secondary financing evidence by a second lien on the property shall be allowed up to value of 75% and a minimum aggregate debt service coverage ratio of 1.20x on an interest only basis.

                State Street Market             A prohibited transfer does not include a) any issuance, sale or transfer of interests in Sole Member or any successor entity resulting from any merger permitted hereunder, b) a transfer by devise or descent or by operation of law upon the death of a member or partner of
                                                Mortgagor, or c) the merger of the Sole Member with any of the following entities: Inland Retail Real Estate Trust, Inc., a Maryland corporation, Inland Real Estate Investment Corporation, a Delaware
                                                corporation, Inland American Real Estate Trust, Inc., a Maryland
                                                Corporation, any other real estate investment trust sponsored by Inland
                                                Real Estate Investment Corporation, or any other entity composed entirely of any of the foregoing by merger. On or after the Closing
                                                Date, Mortgagor may transfer greater than 49% of the direct or indirect interests in the Mortgagor, provided that the transfer is to a
                                                Qualified Entity, as defined in the loan documents

                AT&T Pewaukee                   Within 24 months of closing the Borrower is permitted to transfer interests to a tenant in common structure. Additionally, transfers are allowed to permitted Inland entities, affiliates and to Accredited
                                                Investors.

                California Senior Plaza         Future Mezzanine Debt Permitted - After 12 months from closing and before 24 months from maturity, DSCR >= 1.15, LTV <= 80%

                Corporate Fountains             Future Mezzanine debt secured by interest in the borrower permitted provided no event of default. The debt shall only result in the event of the failure of Mezzanine Borrower to make a capital call.

                                                Borrower may, upon prior written notice to Lender, transfer interests between The Buchanan Fund IV, LLC and GWR Tempe, LLC.

                Tanque Verde Apartments         Upon prior written notice to Lender, the following transfers are permitted: (i) any transfer of membership interests in Borrower by and between PCCP CS Tanque Verde, LLC and LANDCO Tanque Verde, LLC, whether or not pursuant to the organizational documents of Borrower or otherwise; (ii) any sales, transfers or conveyances by PacificCal, LLC, a Delaware limited liability company (together with its permitted successors), of its direct and indirect interest in the managing member of the Borrower to any direct or indirect subsidiary or affiliate of either Pacific Coast Capital Partners, LLC or The California State
                                                Teachers' Retirement System; or (iii) any transfer, sale or conveyance by PacificCal of the PacificCal Interest to a REIT so long as Pacific
                                                Coast Capital Partners, LLC or The California State Teachers'
                                                Retirement System or any direct or indirect subsidiary of either of the foregoing, or an affiliate of any of the foregoing, retains day to day control of the PacificCal Interest.

                Davies Pacific Center           Subject to meeting certain conditions, transfers are permitted to a
                                                Qualified Transferee, as defined in the related mortgage loan documents.

                                                After the second anniversary of the Securitization of the loan, the loan borrower's equity owners may obtain mezzanine financing subject to
                                                LTV <= 80% based on the then appraisal value of the subject property and DSCR >= 1.10x.

                The Orchard at Saddleback       Transfers (which include encumbrances) of up to 49% of the direct or indirect non-managing membership interests in Borrower are permitted without Lender consent provided that the persons responsible for the management and control of Borrower and the Property remain unchanged following such transfer. Additionally, the following transfers are permitted without consent: a) substitution pr replacement of the current managing member where the new managing member is the current majority member of Borrower b) transfers of interests in the managing member provided that at least one of the current principals continues to own 51% and controls and c) transfers of interests in the majority member provided that at least one of the current principals continues to own 51% and controls.

                College Suites -                With respect to the ownership of Investors LLC, an entity which owns
                Murfreesboro, TN                an interest in any Borrower, may transfer any or all of said interest in said Borrower to any entity which owns an interest in any other
                                                Borrower without Lender's prior consent.

                                                The sole member of Borrower may, without Lender's consent, transfer or permit to be transferred its direct or indirect interest in Borrower;
                                                provided that (a) not more than 49% of the membership interests in
                                                Borrower are transferred and (b) those persons responsible for the management and control of Borrower and the Property remain unchanged following such transfer.

                Coconut Point                   Transfers  permitted to  institution  with net worth of at least $400
                                                Million and real estate assets of at least $250 Million.

                                                Transfers permitted between Simon and Dillards.

                                                Dillards may transfer its interest to third parties provided Simon or other qualified transferee is in control.

                                                Sponsor is permitted to incur future mezzanine indebtedness. The loan servicer will not have discretion to approve of any such indebtedness so long as (a) the total LTV ratio does not exceed 80%, (b) the debt service coverage (based on EBITDA) does not fall below 1.05x, (c) the mezzanine lender meets a predetermined definition of "qualified lender", (d) the mezzanine loan shall be coterminous or mature subsequent to the mortgage loan and (e) the mezzanine lender shall enter into a form of inter-creditor agreement.

                One South King                  Subject to meeting certain conditions, transfers are permitted to a
                                                Qualified Transferee, as defined in the related mortgage loan documents.

                                                Borrower may procure mezzanine debt after the expiration of the Lockout
                                                Period to be secured by the equity interests of the Borrower. The combined loan-to-value of the existing loan and the mezzanine loan shall not exceed 70.0%, based on a then current appraisal, and the DSCR applying Lender's then current underwriting guidelines shall be not less 1.10 to 1 based on the actual mortgage constant.

                Spring Creek Apartments         Subject to the  satisfaction of the typical  requirements for
                (Austin), Northwest Crossing,   transfers, as more specifically set forth in the related loan
                Skylark MHP, Sierra Center      documents (e.g. prospective buyer of a TIC interest to be a single
                Mammoth Lakes, Sierra Mobile    purpose,  bankruptcy remote entity),  transfers of interest in
                Estates, Stonegate at Eagles    Mortgagor are permitted to any entity that is party to or will be
                Landing, College Suites -       party to the related TIC Agreement.
                Murfreesboro, TN, Marketplace
                at Kapolei

                Paradise Village Gateway        Transfers of interests to DDR or an affiliate of DDR are permitted without Lender consent.

                Hemet Village                   The following transfers are permitted: a) to a tenant in common structure, b) any interests in Grantor as long as there is not a change in control in Grantor and c) transfers to a Qualified Buyer as defined in the related mortgage loan documents.

                Marriott Huntsville             Interests may be transferred between Azar Inc. and/or George Azar and
                                                Philip Ruffin (or entities controlled by them).

                Overland Park                   Up to $10,000,000 in future secured debt is permitted subject to a subordination agreement and a 1.50x DSCR on the combined debt. This funding obligation is held by Nomura Credit & Capital, Inc.

                Lembi Multifamily Portfolio     The equity interest secure $10,000,000 in mezzanine debt. This loan is held by Nomura Credit & Capital, Inc.

                Pelican Point                   The equity interest secure $24,049,000 mezzanine debt.

Representation # (35)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                Beth Boulevard Apartments,      Properties may be released from the pool two years from the date of
                Twin Oaks Apartments            securitization based on final allocated loan amounts, subject to
                                                110% defeasance and maintaining a minimum 1.25x DSCR, based on a 30 year amortization, based on Lender's underwritten Net Operating
                                                Income. Additionally, there must be a minimum LTV of 75% on the remaining property.

                2016 Riverside Office,          Property(ies)  may be released  from the pool two years from
                Boardwalk/Park Place, Central   securitization based on final allocated loan amounts subject to 110%
                Park, Crosswinds, Mountain      defeasance and maintaining a 1.20x DSCR and 80% LTV on the remaining
                Gate, Mountain View             properties in that sub-pool or 100% defeasance and maintaining a
                Townhouse, North Pointe -       1.25x DSCR and 75% LTV on the remaining properties in that pool.
                Riverside, Sherman Pointe,
                Sierra Springs, The             Property(ies) may be released from the pool two years from closing,
                Victorian, West View (West      pursuant to an "ARMS Length Transaction", with no event of default, so
                Lake)                           long as the remaining properties maintain not less than 1.20x DSCR and
                                                LTV of not greater than 80%, subject to Right to Transfer provision within the loan documents.

                Lembi Multifamily Portfolio     Lender will allow for the individual release of the properties after the Lockout Period pursuant to the following conditions: (i) no event of default, (ii) paydown of the Loan proceeds at 120% of the allocated loan amount attributable to the released collateral, (iii) payment of the associated Defeasance penalty, (iv) a DSCR of no less than the greater of 1.10:1 or the DSCR prior to the partial release, and (v) the
                                                LTV on the remaining collateral must not exceed 85.9%.

                Coconut Point                   Non income producing parcels may be released provided (i) no material adverse effect, (ii) REMIC opinion and (iii) remaining property complies with all applicable laws and remains separate tax parcel

                                                Air rights parcel may be released in connection with development of residential condominiums subject to terms set forth in the loan agreement.

Representation # (37)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                Addison at Wyndham Apartments   The Borrower is to add 7 parking spaces within 60 days of loan closing to bring parking into conformity.

                Spring Creek Apartments         The Borrower is to add 18 parking spaces within 30 days of loan closing to bring parking into conformity.

Representation # (38)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                Overland Park                   Up to $10,000,000 in future secured debt is permitted subject to a subordination agreement and a 1.50x DSCR on the combined debt. This funding obligation is held by Nomura Credit & Capital, Inc.

Representation # (42)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                Davies Pacific Center           Borrower shall not be required to incur a cost for the annual premium for terrorism coverage that exceeds $75,000.

                One South King                  Borrower shall not be required to incur a cost for the annual premium for terrorism coverage that exceeds $25,000.

                Marriott Huntsville             Borrower shall not be required to incur a cost for the annual premium for terrorism coverage that exceeds 300% of the current premium.

                The Orchard at Saddleback       Borrower shall not be required to incur a cost for the annual premium for terrorism coverage that exceeds $65,000.

                State Street Market, AT&T       If any of the policies of insurance contain an exclusion from
                Pewaukee                        coverage for acts of terrorism, Mortgagor shall not be required to obtain such coverage provided (I) an Inland entity executes a guaranty, in form and substance satisfactory to Lender, guaranteeing in the event of any act of terrorism, payment to Lender of any sums that would have been payable to Lender under such coverage (which shall be applied by
                                                Lender in accordance with 6.4 hereof), and (II) the Inland entity maintains a net worth of at least $300,000,000 (as determined by such entity's most recent audited financial statements), such entity maintains a direct or indirect ownership interest in Mortgagor, and the aggregate loan to value ratio (as determined by Lender) ("LTV") for all properties on which such entity has a direct or indirect ownership interest shall not exceed 60%, however, the Inland entity may exceed the 60% LTV for a period not to exceed six (6) months out of any twelve
                                                (12) month period either (1) during the time period when the Inland entity is offering securities to the public or 2) when in the business judgment of the Inland entity, exceeding an LTV of 60% is necessary given existing circumstances

                455 West Fort Street,  Ashley   Tenant may self insure.
                Furniture Retail Center -
                Bakersfield, 2016 Riverside
                Office

Representation # (44)

 Loan Number              Loan Name                                   Description of Exception
 -----------              ---------                                   ------------------------
                National Hotel                  Windstorm Insurance will not be required so long as (i) Borrower and
                                                Guarantor shall be personally liable for any Losses to Lender resulting from a lack of windstorm coverage, and (ii) Borrower and/or Guarantor maintains cash or marketable securities of at least $10,000,000 in a financial institution of Borrower's choice in the United States in an account identified to Lender and which cannot be liquidated without
                                                Lender's consent.

                Davies Pacific Center           Borrower shall not be required to incur a cost for the annual premium for terrorism coverage that exceeds $75,000.

                One South King                  Borrower shall not be required to incur a cost for the annual premium for terrorism coverage that exceeds $25,000.

                Marriott Huntsville             Borrower shall not be required to incur a cost for the annual premium for terrorism coverage that exceeds 300% of the current premium.

                The Orchard at Saddleback       Borrower shall not be required to incur a cost for the annual premium for terrorism coverage that exceeds $65,000.

                State Street Market, AT&T       If any of the policies of insurance contain an exclusion from
                Pewaukee                        coverage for acts of terrorism, Mortgagor shall not be required to obtain such coverage provided (I) an Inland entity executes a guaranty, in form and substance satisfactory to Lender, guaranteeing in the event of any act of terrorism, payment to Lender of any sums that would have been payable to Lender under such coverage (which shall be applied by
                                                Lender in accordance with 6.4 hereof), and (II) the Inland entity maintains a net worth of at least $300,000,000 (as determined by such entity's most recent audited financial statements), such entity maintains a direct or indirect ownership interest in Mortgagor, and the aggregate loan to value ratio (as determined by Lender) ("LTV") for all properties on which such entity has a direct or indirect ownership interest shall not exceed 60%, however, the Inland entity may exceed the 60% LTV for a period not to exceed six (6) months out of any twelve
                                                (12) month period either (1) during the time period when the Inland entity is offering securities to the public or 2) when in the business judgment of the Inland entity, exceeding an LTV of 60% is necessary given existing circumstances

                455 West Fort Street,  Ashley   Tenant may self insure.
                Furniture Retail Center -
                Bakersfield, 2016 Riverside
                Office

                                  EXHIBIT D

                        FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

            1. I have examined the Mortgage Loan Purchase Agreement, dated as of March 1, 2007 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement (including Exhibit C thereto).

            2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

            3. I have examined the information regarding the Mortgage Loans in the Prospectus, dated March 9, 2007, as supplemented by the Prospectus Supplement, dated March 26, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-1S, Class A-2, Class A-2S, Class A-2SFL, Class A-3, Class A-3S, Class A-1A, Class X, Class A-M, Class A-MS, Class A-J, Class A-JFL, Class A-JS, Class B-S, Class C-S and Class D-S Certificates, the Private Placement Memorandum, dated March 26, 2007 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class B, Class C, Class D, Class E, Class E-S, Class F, Class F-S, Class G, Class G-S, Class H, Class H-S, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates, and the Residual Private Placement Memorandum, dated March 26, 2007 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R, Class MR and Class LR Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

                    [SIGNATURE APPEARS ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, I have signed my name this ___ day of March, 2007.

                                       By:____________________________________
                                          Name:
                                          Title:

                                   SCHEDULE I

 MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS OBTAINED IN LIEU
                       OF AN ENVIRONMENTAL SITE ASSESSMENT

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph number set forth below.

Paragraph 21(a) and (e):

None.

                                   SCHEDULE II

                       MORTGAGED PROPERTY FOR WHICH OTHER
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph numbers set forth below:

Paragraph 21(b) and (c):

None.